FORM 8-K

                          SECURITIES AND EXCHANGE COMMISSION

                                Washington, DC 20549

                                  CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of Report (Date of earliest event reported) January 30,2001.


                        DCI Telecommunications, Inc.
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         (Exact name of registrant as specified in its charter)


 Colorado                     2-96976-D             84-1155041
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(State or other             (Commission File       (IRS Employer
  jurisdiction of             Number)                Identification
  incorporation)                                      Number)

                  611 Access Road, Stratford, CT 06615
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                 (Address of principal executive offices)

Registrant's telephone number, including area code:(203) 380-0910

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      (Former name or former address, if changed since last report.)

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Item 5. Other Events

As previously reported on Form 8-K dated November 27,2000, the Board of Directors of DCI Telecommunications, Inc. declared a one-time special dividend. Under this declaration, each outstanding share of DCI Common Stock held of record as of 5pm eastern standard time on December 6, 2000 will receive one share of Corzon, Inc. (OTC Bulletin
Board: CRZN) common stock. The Company had anticipated that the shares would have been distributed on/or about January 30,2001. The Company has been advised however that Corzon must amend its most recent SB2 Registration Statement. It is anticipated that the shares will be distributed by Corzon's Stock Transfer Agent to DCI's shareholders as of the December 6, 2000 record date, as soon as such amendment is effective.

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                                SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


DCI TELECOMMUNICATIONS, Inc.

By: /s/ John J. Adams
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Name: John J. Adams
Title: President
Date: January 30, 2001